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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: NOVEMBER 12, 2003


                                    TOO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                         1-14987                      31-1333930
-----------------              ---------------------            --------------
(STATE OR OTHER                (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                                 IDENTIFICATION
INCORPORATION OR                                                 NUMBER)
ORGANIZATION)


                               8323 Walton Parkway
                             New Albany, Ohio 43054
                                 (614) 775-3500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM 7.   EXHIBITS.

          (C)     EXHIBITS.

             Exhibit No.                      Description

                 99 Press Release, dated November 12, 2003, entitled "Too, Inc. Reports Third Quarter 2003 Operating Results."


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 12, 2003, Too, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended November 1, 2003, and certain expectations for the fourth quarter ended January 31, 2004. A copy of the Company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

         The Company will also present its financial results for the third quarter ended November 1, 2003 during a conference call on November 12, 2003 at 9:00 a.m. EDT which will be broadcast via Internet webcast. Individual investors can listen to the call through CCBN's individual investor center at www.companyboardroom.com. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including those related to expectations for diluted earnings per share and comparable store sales. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. The following factors, among others, in some cases have affected, and in the future could affect, the Company's performance and could cause actual results to differ materially from those expressed or implied in any such forward-looking statements: changes in consumer spending patterns, consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns, currency and exchange risks; changes in existing or potential trade restrictions, duties, tariffs or quotas; changes in political or financial stability; changes in postal rates and charges, and paper and printing costs; availability of suitable store locations at appropriate terms; the ability to develop new merchandise; the ability to hire and train associates; and/or other risk factors included in the Company's filings with the SEC from time to time, including its Annual Report on Form 10-K filed April 29, 2002. The forward-looking statements made herein are based on information presently available to the management of the Company. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TOO, INC.


Date:   November 12, 2003          By:  /s/ Kent A. Kleeberger
                                       ---------------------------------
                                       Kent A. Kleeberger
                                       Executive Vice President, Chief Operating
                                       Officer, and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                              Description

   99        *        Press Release, dated November 12, 2003, entitled
                      "Too, Inc. Reports Third Quarter 2003 Operating Results."


-------------------
* Filed with this report.


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